Net Property and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Net Property and Equipment

Note 3: Net Property and Equipment

Net Property and Equipment at December 31,	2012	2011

Computer Equipment	$679,011	$589,813
Furniture and Fixtures	239,423	237,923
Leasehold Improvements	254,202	230,465
Total, at cost	$1,172,636	$1,058,201
Accumulated Depreciation and Amortization	(832,540)	(646,378)
Total Property and Equipment	$340,096	$411,823

Depreciation expense for the years ended December 31, 2012 and 2011 was $187,259 and $205,950 , respectively. Depreciation included in Cost of Services for the years ended December 31, 2012 and 2011 was $93,686 and $102,975 . No depreciation is recorded in Cost of Product Sales since all production for TMP is outsourced to a third party and stored at an outsourced facility. The remaining depreciation is recorded as part of general and administrative expenses.